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Total Unrealized Gain/Loss:
N/A

Total Market Value:
$53,832.79

Views: Market Value

Symbol	FundName/AccountNumber	Quantity	Price	Change($/%)	Estimated Gain/Loss	Market Value
Balanced Funds(1)						$53,832.79
URTRX	Target Retirement 2030 Fund Acct [redacted]	4,189.322	$12.85	↑ 0.04(0.31%)	N/A	$53,832.79

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